Supplement to the
Fidelity® Small-Mid Cap Opportunities ETF
November 29, 2023
Summary Prospectus

The fund changed its classification from a non-diversified fund to a diversified fund.
Effective February 26, 2024, the following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.43% A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.43%
AAdjusted to reflect current fees.

1 year	$44
3 years	$138
5 years	$241
10 years	$542

Effective February 26, 2024, Fidelity® Small-Mid Cap Opportunities ETF will change its name and ticker:
Existing ETF Name and Ticker	New ETF Name and Ticker
Fidelity® Small-Mid Cap Opportunities ETF (FSMO)	Fidelity® Fundamental Small-Mid Cap ETF (FFSM)
Effective February 26, 2024, Tom Hense will be added as a Co-Portfolio Manager for Fidelity® Fundamental Small-Mid Cap ETF.

SOE-SUSTK-0224-101 1.9911238.101	February 9, 2024